ChinaNet-Online Holdings, Inc. NASDAQ: CNET 2011 Corporate Presentation

SAFE HARBOR STATEMENT This information is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy any security or related financial instrument. This presentation may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward looking statements. This information is supplied from sources we believe to be reliable but we can not guarantee accuracy. This document and the information contained herein is confidential. The agents and the agents’ counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed.The agents’ counsel and the Company's counsel are acting as counsel to the agents and the Company, respectively, and not as legal counsel to the subscriber.The agents have not engaged in any independent investigation or verification with respect to any of the information concerning the Company.Prospective purchasers are responsible for their own due diligence investigation in respect of any investment in the Company.

Executive Summary • The first B2B solution provider for sales channel expansion in China; • Core competence: CPL through multichannel communication resources, mainly internet; CPS through both online and offline with increasing technical support on cloud based service platforms; • Simple business model and satisfy simple needs of small to medium enterprises: expand their sales channels in China; • Macroeconomic policy support from Chinese government in alliance with overall industrial upgrading; • Increasing talents from international wide to pursue operational excellence; • The founder of “Student Entrepreneurial Fund” with six major ministries support.

ChinaNet: Providing sales channel expansion solutions in China for small to medium enterprises through four cloud based internet service platforms: Sales Channel Promotion SNS Information Platform Advertising & Marketing Platform Sales Channel Building rand Management & Sales Channel Building Platform Sales Channel Management anagement Tools Platform

ChinaNet: Products & Services Promotion Building Management SNS Information A&M BMSCE Management Tools www.chuangye.com www.liansuo.com www.28.com iMAP Brand Management Flying Cloud (in July)

ChinaNet: Revenue Model Promotion （Now） • Cost Per Leads; • Cost Per Bidding; • Membership fees; • Other value added service fees, SEO&SEM; • Other media resale revenue, TV and mobile; Building （In process) • Cost per Sales; • Brand management consulting fees; Management （Future）• Revenue from; • Point of Sale; • Supply Chain; • Customer Relationship Management;• Elite ERP;

ChinaNet Financial Highlights Ticker Symbol NASDAQ: CNET Fiscal Year December 31 Stock Price (6/24/11) $1.63 Shares Outstanding- common shares (2/23/11)(1) 17.1M Market Capitalization (6/24/11) $28M Management Ownership 44.0% 2010 Revenue (audited) $41.6M 2010 Adjusted Net Income (2) (audited) $14.7M Q1 2011 – REVENUE  $7.0 M 10% Q1 2011 – Adjusted NET INCOME (3) $2.4M ▲ 42% Q1 2011 – Adjusted EPS (diluted) (3) $0.12 ▲ 33% (1) Weighted share count will differ quarterly due to GAAP Treasury Method for 4.8 M warrants outstanding with an average strike price of $3.13 (2) Adjusted net income and EPS excludes a non-cash gain of $1.9 million related to changes in fair value of warrants for the year ended December 31, 2010. (3) Q1 2011 adjusted net income and EPS excludes $0.2 million non-cash gain on deconsolidation of a subsidiary

ChinaNet 2010 vs. 2009

Competitive Advantages First Mover Advantage: Premier vertical internet advertising website in China focusing on franchise or dealerships business opportunities In-depth Industry Experience: Over 4 years of operations as multichannel ad portal across Internet, TV, Mobile and Kiosk.Established Database: Accumulated database of over 1M potential entrepreneurs Advanced Market Share: Company maintains a >30% market share position Building Entry Barrier: building the four service platforms with more advanced technology

Competitor Comparison

ZWOnline

2011 Corporate Presentation

	Internet	IP (Wkly Avg.)	PV (Wkly Avg.)	ALEXA Ranking	Baidu Index	PV/IP
ChinaNet	28商机网（2003）	192,000	2,188,800	3,421	4092	11.4
	连锁网 （2011）	依据不同的创业者需求,中网在线相继于2011年3月份,4月份推出连锁网与创业网,目前网站尚未进行推广期,是自然流量;				
	创业网 （2011）					
Direct Competitor	78创业商机网	141,600	1,047,840	4,554	175	7.4
	3158致富网	121,200	484,800	5,910	912	4.0
	全球加盟网	66,600	699,300	10,924	470	10.5
	中国加盟网	72,600	638,880	17,918	927	8.8
	我要加盟网	37,200	215,760	24,625	213	5.8
Potential Competitor	创业邦	180,600	794,640	4,820	905	4.4
	阿里巴巴（创业）	N/A	N/A	80	117995	11.2

阿里巴巴开设了创业频道,故其IP访问量不便计算，暂以阿里巴巴网站值为统计量。

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CLIENT CASE STUDIES

ChinaNet Internet Clients

ZWOnline

2011 Corporate Presentation

Clients are SME franchisors and businesses seeking to expand their footprint; also benefit from additional advertising and business management tools

Total clients:

Basic Clients: 600 (USD$180 - $230/month)

Receive:

Simple profile page to advertise the business

Active Clients: 900 (USD$3,050 - $3,800/month)

Receive:

Designed profile pages with messaging page + Mini-sites with online consultant + SEM + SEO + IIM + other additional marketing channels (TV, Mobile, Printing etc., need to pay extra)

Branded Clients: 32 (USD$27,500 – $33,550/month)

Receive:

Above + Brand management solutions + Sales channel rapid expansion solutions

Customer Retention Rate > 60%

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ChinaNet Sample Clients KENJMI Leather Goods Liqing DaBieShan Goose Hotpot Restaurant SUPWAVE Car Care FengBoZhuang Restaurant Toe Dance Slipper Retail Store

Client Case Study Active Client Years of operation 3 Franchise Positioning SOP for car wash and cleaning services Target Market Middle Class Car owners Product Price Range Touch up Paint - more than $16.50 Car  Wash - $6.80 Initial investment amount for franchise (USD) $7,600-$30,300 # of Employees 80 # of senior management personnel 3 Years of owner’s management experience  10 2010 Sales Revenue (USD) $2,727,000 2010 Net Profit (USD) $455,000

Business Performance Company-owned stores 4 Annual average revenue per company-owned store (USD) $120,000-$150,000 Annual profit per company-owned store (before tax) (USD) $45,000-$76,000 Franchise stores 200 Annual revenue per franchised store $90,000-$150,000 Annual gross profit per franchised store $38,000-$69,000 (USD) Product Sales Revenue Franchise Revenue Dealers Revenue Total Revenue Total Marketing Exp 2010 $1,090,000 $1,640,000 NA $2,730,000 $273,000 % to total revenue 39.9% 60.1% 0% 100% 10%

Business with ChinaNet Client Online AD TV Other Revenue/month ($USD) # of months of client AD NEWS AD AD Min Max Avg * $5,500 $11,000 $7,600 24 Client for 24 months March 2009 After cooperating with ZWOnline Growth rate Monthly franchise Revenue($USD) $160,000 $230,000 140% # of franchised stores 70 200 567% Monthly avg. of in-person inquiry 9 23 44% Monthly IP visits 60000 Avg. leads per month 750 % of clicks that leave a message 1.3% % of new signings from ZW Online 20% Monthly avg. of new contract-signing 5 12 140%

EXPANSION STRATEGY

2011 Growth Strategy Increase market share in rapidly growing franchise industry through  organic growth and M&A Monetizing customer base by offering an integrated solution across 4 cloud-based platforms generating recurring revenue Expand to top 10% of non-franchised SMEs in China: 4 millions enterprises Launch Liansuo.com and Chuanye.com Acquire branded customers and international business Buy vs. Build M&A – leverage strong balance sheet to target technology and/or sales channel opportunities to add enhanced services Add key hires to support expansion and new business units

2011-2015 Future Sales Network In 5 provinces now: Fujian, Guangzhou, Shanghai, Wuhan and Zhejiang Expand to more than 12 major cities in 3-5 years

Year ended Dec 31 (mill’s) 2010 2009 % Change Net Sales $41.6 $37.7 +10.3% Gross Profit $22.6 $16.5 +34.5% Gross Margin 54% 43.8% +30.0% Adj. Net Income(1) $14.7 $8.4 +75.0% Adj. Diluted EPS(1) 0.70 0.50 +50% Weighted Shares Outstanding 16,788,176 14,825,125 +13.24% Cash Flows from Operations $11.6 $4.6 +152%

Month ended March 31 (mill’s) Q1 2011 Q1 2010 % Change Net Sales $7.0 $10.2 -31% Gross Profit $5.0 $3.5 +43% Gross Margin 71.1% 34.2% +108% Adj. Net Income(1) $2.4 $1.7 +42% Adj. Diluted EPS(1) 0.12 0.09 +33% Weighted Shares Outstanding 20.8 21.1 -1.4%

2011 Corporate Presentation

Management Team

Handong Cheng, Chairman & CEO

Mr. Cheng is Co-founder of ChinaNet and oversees daily operations. A pioneer in online media and marketing services, Mr. Cheng was awarded "Network Creative person of China" in 2006. BA of Law from Wuhan University. Executive MBA, Peking University. Mr. Cheng has extensive franchisor experience, and has founded numerous franchises including a chain of car washes as well as the largest office building window cleaning chain in China.

George K. Chu, COO

Mr. George Chu is responsible for the overall operations of 28.com. He is experienced in management and operational excellence. BBA of Accounting & MIS from Simon Fraser University BC, Canada, DLP & Executive Education from Harvard Business School and Executive MBA, Peking University.

Zhige Zhang, CFO

Mr. Zhang is Co-founder of ChinaNet. He previously served as the Secretary of the President of KONKA Group Worldwide as well as the General Manager and Director of KONKA Group Beijing. Prior to KONKA he served as manager of PRECOM and has experience in software development and internet ad technology. BA from Guilin University of Electronic Technology in 1997.

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Key Summary #1 B2B solution provider (28.com and liansuo.com) for small to medium enterprises for sales channel expansion in China A leading market consolidator with first mover advantage & top-tier household brand Fully integrated multichannel advertising provider, one-stop service with Internet, TV, Mobile, Print, Radio Recurring, high margin revenue Comprehensive sales networks New platform launched to capture mobile advertising market New cloud based platform offers enhanced services Strong Growth USD (‘MM)CAGR: 129% CAGR: 71% CAGR: 39%

Key Investment Highlights 28.Com is a premier Internet property in the China SME community and the largest merchant marketplace for small franchise opportunity seekers in China; A proprietary, integrated business service model which generates high-margin, recurring revenues from a growing client base Strong balance sheet and cash flow to fund growth Innovative cloud technology will expand service offering and enhance customer retention Experienced management with industry expertise and significant ownership position

ChinaNet Management Team THANK YOU